UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

FINANCIAL STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41133	85-1792560
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2626 Cole Avenue, Suite 300

Dallas, Texas

75204

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 560-4815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FXCO	The Nasdaq Stock Market LLC
Warrants to acquire one share of Class A Common Stock	FXCOW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one share of Class A Common Stock	FXCOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2023, Timo Vainionpää notified the board of directors (the “Board”) of Financial Strategies Acquisition Corp. (the “Company”) of his decision to resign as interim Chief Executive Officer, with immediate effect. Mr. Vainionpää will continue to serve the Company as a Class II director and as Chairman of the Board. Mr. Vainionpää’s resignation as interim Chief Executive Officer did not result from any disagreement with the Company on any matter relating to its operations, policies or practices.

Effective January 27, 2023, Alexander Schinzing was appointed by the Board as the Chief Executive Officer of the Company.

Mr. Schinzing, 50, is the managing member of Celtic Asset & Equity Partners, Ltd. (“Celtic”), which is an affiliate of one of the Company’s co-sponsors, Celtic Sponsor VII LLC (“Celtic Sponsor VII”). Mr. Schinzing and Celtic have been involved in the preparation of several publicly traded special purpose acquisition companies. Additionally, he has been a member of the Institute of Directors in Ireland since August 2019. From November 2009 until June 2019, he was a managing consultant at The Tax Saving Corporation where he focused on the strategic development of companies, defining new business structures, analysis of tax structures, relocation of existing companies and incorporation of new companies. From November 2016 until October 2018, he served as Vice-Chairman of the R.O.M AG supervisory board, and from November 2018 until November 2020, he served on the Equinox Worldwide supervisory board. Earlier in his career, Mr. Schinzing worked at KPMG Consulting AG in 2000 prior to working for Westlaw, a subsidiary of Thomson Reuters, in 2004. Mr. Schinzing received his law degree from the Georg-August-University of Göttingen in 1999.

In addition to serving as managing member of Celtic, Mr. Schinzing serves as manager of Celtic Sponsor VII and Temmelig Investor LLC (“Temmelig”) and managing member of FSC Sponsor LLC, the Company’s other co-sponsor (“FSC Sponsor”), and FSC Sponsor serves as managing member of Frio Investments L.L.C. (“Frio”) and Caliente Management, LLC (“Caliente,” and, collectively with FSC Sponsor, Celtic, Celtic Sponsor VII and Frio, the “Sponsor Entities”). In such capacities, Mr. Schinzing has an interest in the following transactions:

Founder Shares

On October 23, 2020, the Company issued an aggregate of 2,501,250 shares (the “Founder Shares”) of its Class B common stock, par value $0.0001 per share, to its initial stockholders for an aggregate purchase price of $25,000 in cash, or approximately $0.01 per share, resulting in certain of the Sponsor Entities holding an aggregate of 1,851,250 Founder Shares. The Founder Shares were subsequently converted into shares of the Company’s Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), on December 1, 2022. The Founder Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders thereof.

Private Placement

FSC Sponsor and Celtic Sponsor VII purchased an aggregate of 250,000 private placement units at a price of $10.00 per unit, for an aggregate purchase price of $2,500,000, in the private placement of the Company’s units, each consisting of one share of Class A Common Stock, one warrant exercisable for one share of Class A Common Stock and one right to receive one-tenth (1/10) of one share of Class A Common Stock (the “Private Placement Units”), that closed simultaneously with the closing of the Company’s initial public offering (the “Private Placement”). The Private Placement Units are identical to the units sold in the Company’s initial public offering, except that the warrants included in the Private Placement Units, so long as they are held by the Company’s co-sponsors, the other purchasers in the Private Placement or any of their permitted transferees, (i) are redeemable by the Company, (ii) may not (including the Class A Common Stock issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. The Private Placement Units (including the shares of Class A Common Stock underlying the Private Placement Units) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of the Company’s initial business combination. There are no redemption rights or liquidating distributions from the trust account with respect to the Founder Shares and the shares and warrants underlying the Private Placement Units.

Administrative Services Agreement

Pursuant to an Administrative Services Agreement, dated December 11, 2020, the Company agreed to pay Celtic, its advisor and an affiliate of Celtic Sponsor VII, a total of $15,000 per month for office space, utilities and secretarial and administrative support for a period of 12 months commencing on the date that the Company’s securities are first listed on Nasdaq. The Company paid Celtic aggregate of $180,000 pursuant to the Administrative Services Agreement.

Related Party Loans

Prior to the closing of the Company’s initial public offering, FSC Sponsor LLC loaned the Company $200,000 under an unsecured promissory note effective as of November 30, 2020, to be used for a portion of the expenses of the Company’s initial public offering. The note is non-interest bearing and payable on the date of the Company’s initial business combination.

On December 9, 2022, the Company issued an unsecured promissory note in the principal amount of $600,000 (the “Extension Note”) to Temmelig, pursuant to which Temmelig agreed to loan to the Company up to $600,000 in connection with the extension of the date by which the Company must consummate an initial business combination (the “Termination Date”). The Extension Note does not bear interest and matures upon the earlier of (a) the closing of an initial business combination and (b) the Company’s liquidation. In the event that the Company does not consummate an initial business combination, the Extension Note will be repaid only from amounts remaining outside of the Company’s trust account, if any. Upon the consummation of an initial business combination, Temmelig may elect to convert any portion or all of the amount outstanding under the Extension Note into units identical to the Private Placement Units at a conversion price of $10.00 per unit.

To date, the Company has drawn down an aggregate of $100,000 under the Extension Note in order to effect the extension of the Termination Date to February 14, 2023, and is permitted to draw down an additional $50,000 for each subsequent Termination Date extension that is requested by one or both of the Company’s co-sponsors and approved by the Board.

Registration Rights

The Company has entered into a registration rights agreement with respect to the Private Placement Units, the Founder Shares and the units under the Extension Note.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2023

FINANCIAL STRATEGIES ACQUISITION CORP.

By:	/s/ Horst Rzepka
Name:	Horst Rzepka
Title:	Chief Financial Officer